Supplement dated January 22, 2009
to the
Grubb & Ellis AGA U.S. Realty Fund and Grubb & Ellis AGA International Realty Fund Prospectus
dated December 31, 2008

Effective immediately, Mr. David Ronco and Mr. Brett Johnson join Jay P. Leupp as the Portfolio Managers of the Grubb & Ellis AGA U.S. Realty Fund and the Grubb & Ellis AGA International Realty Fund, respectively, each a series of Trust for Professional Managers (the “Funds”).  Mr. David A. Benz no longer serves as a Portfolio Manager of the Funds.

The disclosure in the section entitled “Management of the Funds - Portfolio Managers” beginning on page 14 of the Funds’ Prospectus is amended to read as follows:

Portfolio Managers

Jay P. Leupp

Jay P. Leupp, the President and Chief Executive Officer of the Adviser, serves as lead portfolio manager for each of the Funds.  Mr. Leupp founded the Adviser in 2005 and has been its President and Chief Executive Officer since its inception.  Prior to founding the Adviser, Mr. Leupp served as Managing Director of Real Estate Equity Research at RBC Capital Markets (“RBC”) from 2002 to 2006, an investment banking group of the Royal Bank of Canada, where he oversaw a five-person equity research team that provided comprehensive coverage of the multifamily, retail, office, industrial and specialty REIT sectors in the United States.  His team’s coverage universe included over 60 publicly traded real estate companies.  Prior to joining RBC in 2002, Mr. Leupp served as Managing Director of Real Estate Equity Research at Robertson Stephens & Co., Inc., an investment banking firm at which he founded the real estate equity research group in 1994.  From 1991 to 1994, Mr. Leupp served as Vice President of the Staubach Company, specializing in the leasing, acquisition and financing of commercial real estate.  From 1989 to 1991, Mr. Leupp also served as a development manager with Trammell Crow Residential, the nation’s largest developer of multifamily housing.  Mr. Leupp holds a bachelor’s degree in accounting from Santa Clara University and an MBA from Harvard University.  Mr. Leupp is a member of the Board of Directors of Chaminade College Prepatory (Los Angeles).  He is also a member of the Santa Clara University Board of Regents, Policy Board Member of the Fisher Center for Real Estate at the University of California, Berkeley, Board of Directors of G.W. Williams Company and Board of Directors of United American Bank.

David Ronco
David Ronco serves as a Portfolio Manager of the U.S. Realty Fund.  Prior to joining the Adviser in 2006, Mr. Ronco served as Vice President from 2002 to 2006 at RBC, where he worked on the Real Estate Equity Research group, providing coverage of the multifamily, retail, office, industrial and specialty REIT sectors in the United States. Prior to joining RBC, Mr. Ronco served as an Associate from 2001 to 2002 in the Real Estate and Equity Research Group at Robertson, Stephens & Co. (“Robertson Stephens”), an investment banking firm. Prior to joining Robertson Stephens, Mr. Ronco served as an Analyst from 2000 to 2001 at Salem Partners, LLC, an investment banking firm. Mr. Ronco holds a bachelor’s degree in Economics from Stanford University.

Brett Johnson
Brett Johnson serves as a Portfolio Manager for the International Realty Fund.  He joined the Adviser in 2006.  From 2003 to 2006, Mr. Johnson was a Vice President at RBC Capital Markets, in the Real Estate Equity Research group.  Between 2002 and 2003, he spent one year overseas, during which time he gained experience in real estate acquisitions and development.  Mr. Johnson served as an Associate from 2000 to 2002 in the Real Estate and Equity Research Group at Robertson, Stephens & Co, an investment banking firm.  Mr. Johnson holds a B.A. degree in Economics and International Relations from Stanford University and is scheduled to receive his M.B.A. from the University of Pennsylvania, Wharton School of Business in June, 2009.

The Statement of Additional Information for the Funds provides additional information about the Portfolio Managers’ compensation, other accounts managed and ownership of securities in the Funds.

Please retain this supplement with your Prospectus.

Supplement dated January 22, 2009
to the
Grubb & Ellis AGA U.S. Realty Fund and Grubb & Ellis AGA International Realty Fund
Statement of Additional Information
dated December 31, 2008

This supplement makes the following amendments to disclosures in the Statement of Additional Information (“SAI”) dated December 31, 2008 of the Grubb & Ellis AGA U.S. Realty Fund and the Grubb & Ellis AGA International Realty Fund (the “Funds”), each a series of Trust for Professional Managers .

Effective immediately, Mr. David Ronco joins Mr. Jay P. Leupp as a Portfolio Manager of the Grubb & Ellis AGA U.S. Realty Fund,  and Mr. Brett Johnson joins Mr. Jay P. Leupp as a Portfolio Manager of the Grubb & Ellis AGA International Realty Fund.  Mr. David A. Benz no longer serves a Portfolio Manager of the Funds.

The Section entitled “Management of the Funds – Portfolio Managers” beginning on page B-23 of the SAI is revised to add the following information regarding Mr. Ronco and Mr. Johnson:

Portfolio Managers

As stated in the Prospectus, Mr. Jay P. Leupp and Mr. David Ronco are the portfolio managers for the U.S. Realty Fund, and Mr. Leupp and Mr. Brett Johnson are the portfolio managers of the International Realty Fund (“the Portfolio Managers”).  The Portfolio Managers are primarily responsible for the day-to-day management of the respective Funds’ portfolios.

The following provides information regarding other accounts managed by the Portfolio Managers as of December 31, 2008:

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	3	$1.3 million	0	$0
Other Pooled Investment Vehicles	7	$1.5 million	0	$0
Other Accounts	1	$250,000	0	$0

The other pooled investment vehicles for which Mr. Leupp, Mr. Ronco and Mr. Johnson act as portfolio managers have similar investment objectives and very similar investment strategies to the Funds. Accordingly, the Adviser expects that conflicts of interest in allocating investment opportunities between the Funds and the other pooled investment vehicle may arise.  The Adviser has adopted investment allocation policies that allow for fair and equitable distribution of investment opportunities between the Funds and other accounts managed by the Adviser.

The Portfolio Managers’ compensation is a base salary of $150,000.  In addition, the Portfolio Managers are eligible for an annual bonus based on factors determined by Grubb & Ellis Company, the parent company of the Adviser.  Bonuses are based primarily on the performance of the parent company and are not directly related to the growth of assets under management of any of the Funds.

As of the date of this supplement, the following Portfolio Managers beneficially owned the following amounts in the Funds:

Name of Portfolio Manager	Dollar Range of Equity Securities in the U.S. Realty Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000)	Dollar Range of Equity Securities in the International Realty Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000)
Mr. Jay P. Leupp	$50,001- 100,000	$50,001- $100,000
Mr. David Ronco	None	None
Mr. Brett Johnson	None	None

Please retain this supplement with your Statement of Additional Information